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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 June 29, 2001
                                 Date of Report
                       (Date of earliest event reported)

                             EVOLVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          000-31155                              94-3219745
     (Commission File No.)           (IRS Employer Identification Number)


                          1400 65th Street, Suite 100
                         Emeryville, California 94608
                   (Address of Principal Executive Offices)

                                 510-428-6000
             (Registrant's Telephone Number, Including Area Code)
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Item 5.     Other Events
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     On May 22, 2001, Evolve Software, Inc., a Delaware corporation ("Evolve")
and Vivant! Corporation, a Delaware corporation ("Vivant") entered into an Asset Acquisition Agreement ("Acquisition Agreement"), providing for the acquisition by Evolve of certain assets of Vivant (the "Acquisition"). The Acquisition was completed on June 29, 2001.

In connection with the closing of the Acquisition, Evolve has issued to Vivant 1,553,254 shares of Common Stock of Evolve, as well as $500,000 in cash. In addition, Evolve purchased from Vivant miscellaneous equipment with an aggregate purchase price of $56,597, and assumed equipment lease obligations in the aggregate amount of $140,000. Evolve and Vivant entered into a Registration Rights Agreement pursuant to which Evolve agreed to register the shares of Evolve Common Stock issued to Vivant under the Securities Act of 1933, as amended. In connection with the closing of the acquisition, loan obligations of Vivant to Evolve with an aggregate principal amount of $150,000 were cancelled.

     The number of shares issued to Vivant at the closing of the Acquisition is subject to adjustment (by issuance of additional shares or redemption of existing shares) based on the market value of the Evolve Common Stock as of the time the registration of such shares becomes effective. In addition, Evolve has agreed to issue to Vivant additional shares of its Common Stock with a value of no less than $525,000 and no more than $4,425,000 at specified times based on receipts from the sale of Vivant's products.

     The Acquisition will be accounted for as a purchase. The transaction is valued at approximately $3,130,000.


Item 7.     Financial Statements and Exhibits
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     (c)  Exhibits.

          2.1 Asset Acquisition Agreement, dated as of May 22, 2001, by and between the Evolve and Vivant.
          2.2 Registration Rights Agreement, dated as of June 29, 2001, by and between the Evolve and Vivant.
          99.1  Press Release dated May 23, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 17, 2001            Evolve Software, Inc.


                                 By:  /s/ Kenneth Bozzini
                                      -----------------------------------
                                      Kenneth Bozzini
                                      Vice President and Chief Financial Officer

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                               INDEX TO EXHIBITS


     Exhibit
     Number    Description
     ------    -----------

       2.1 Asset Acquisition Agreement, dated as of May 22, 2001, by and between the Evolve and Vivant.
       2.2 Registration Rights Agreement, dated as of June 29, 2001, by and between the Evolve and Vivant.
       99.1    Press Release dated May 23, 2001.

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